UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2024

UNITY SOFTWARE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39497	27-0334803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 3rd Street
San Francisco, California 94103‑3104
(Address, including zip code, of principal executive offices)
(415) 638-9950
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.000005 par value	U	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Operating Officer
On October 28, 2024, Unity Software Inc. (the “Company” or “Unity”) appointed Alex Blum, its Senior Vice President, Corporate Development as its Chief Operating Officer, effective as of November 1, 2024 (the “Role Change Date”).
In connection with his appointment, Mr. Blum entered into a role change letter (the “Role Change Letter”) with the Company, providing for: (i) an annual base salary of $525,000, effective as of the Role Change Date, (ii) a target bonus of 75% of his base salary, subject to the terms of the Company’s 2024 corporate bonus plan, (iii) a one-time cash bonus of $25,000 which shall be paid in February 2025, (iv) an award of 59,555 time-vesting restricted stock units (the “RSU Award”), and (v) a time-vesting option to purchase 39,703 shares of common stock (the “Option Award”). Both the RSU Award and the Option Award will be issued pursuant to the Company’s 2020 Equity Incentive Plan. The RSU Award will vest in equal quarterly installments over four years, and the Option Award will vest monthly over four years, each subject to Mr. Blum’s continuous employment.
Mr. Blum, age 62, has served as the Company’s Senior Vice President, Corporate Development since July 2024. Prior to joining Unity, Mr. Blum was an investor and advisor to a variety of privately held technology companies across numerous high growth sectors. Most recently, from January 2015 until April 2021, he served as the Executive Chairman of Tru Optik, a connected television advertising data management platform, prior to its acquisition by TransUnion. Prior to that, Mr. Blum held several roles at AOL, a web portal and online service provider including as the Vice President of Product for AOL’s Audience Business. Mr. Blum holds a B.S. degree in Mechanical Engineering from the University of Colorado, Boulder and an M.B.A. from Seattle University.
Mr. Blum will participate in the Company’s Executive Severance Plan (the “Severance Plan”), as described under the heading "Executive Severance Agreements and Change in Control Benefits" previously disclosed in the Company's definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 18, 2024.
The foregoing summaries are not complete and are qualified in their entirety by the copy of the Role Change Letter, attached as Exhibit 10.1 to this Current Report on Form 8-K. Mr. Blum will also enter into a customary indemnification agreement with the Company in the form previously approved by the Board and filed with the Securities and Exchange Commission.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Role Change Letter, by and between Alex Blum and Unity Technologies SF, dated October 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY SOFTWARE INC.

Date: October 30, 2024	By:	/s/ Matthew Bromberg
Matthew Bromberg
President and Chief Executive Officer
(Principal Executive Officer)